CALVERT SOCIAL INVESTMENT FUND
     (Balanced, Bond, Equity, Money Market and Managed Index Portfolios)
               4550 Montgomery Avenue, Bethesda, Maryland 20814

                     Statement of Additional Information
                               January 31, 1999
                           As revised April 9, 1999

New Account Information
         (800) 368-2748
         (301) 951-4820

Shareholder Services
         (800) 368-2745

Broker Services
         (800) 368-2746
         (301) 951-4850

TDD for the Hearing- Impaired
         (800) 541-1524

         This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Fund's Prospectus, dated January 31, 1999. The Fund's audited financial statements included in its most recent Annual Report to Shareholders, are expressly incorporated by reference, and made a part of this SAI. The prospectus and the most recent shareholder report may be obtained free of charge by writing the Fund at the above address or calling the Fund.


                     TABLE OF CONTENTS

Investment Policies and Risks                                         2
Investment Restrictions                                               8
Investment Selection Process                                          9
Dividends, Distributions and Taxes                                   10
Net Asset Value                                                      11
Calculation of Yield and Total Return                                13
Purchase and Redemption of Shares                                    15
Advertising                                                          16
Trustees, Officers and Advisory Council                              16
Investment Advisor                                                   19
Method of Distribution                                               21
Transfer and Shareholder Servicing Agents                            23
Portfolio Transactions                                               24
Independent Accountants and Custodians                               25
Control Persons and Principal Holders of Securities                  25
General Information                                                  26
Appendix                                                             26

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                        INVESTMENT POLICIES AND RISKS
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Foreign Securities (not applicable to managed index or money market)
         Investments in foreign securities may present risks not typically involved in domestic investments. The Portfolios may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depository Receipts and Global Depositary Receipts. ADRs are US dollar-denominated and traded in the US on exchanges or over the counter. By investing in ADRs rather than directly in foreign issuers' stock, the Portfolios may possibly avoid some currency and some liquidity risks. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.
         Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Portfolios change investments from one country to another or converts foreign securities holdings into US dollars.
         United States Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by United States investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.
         Investing in emerging markets in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, by severe cyclical climactic conditions, lack of significant history in operating under a market-oriented economy, or by political instability, including risk of expropriation.
         Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Portfolios may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Portfolios as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the US dollar, the value of the security in US dollars will increase or decline correspondingly. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
         The Portfolios may enter into forward foreign currency contracts for two reasons. First, the Portfolios may desire to preserve the United States dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Portfolios may be able to protect themselves against possible losses resulting from changes in the relationship between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.
         Second, when the Advisor or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the Portfolios enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolios' securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amounts and the value of the Portfolios' securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolios do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.
         Eurocurrency Conversion Risk. European countries that are members of the European Monetary Union have agreed to use a common currency unit, the "euro," beginning in 1999. Currently, each of these countries has its own currency unit. Although the Advisor and Subadvisors do not anticipate any problems in conversion from the old currencies to the euro, there may be issues involved in settlement, valuation, and numerous other areas that could impact the Portfolios. Calvert has been reviewing all of its computer systems for Eurocurrency conversion compliance. There can be no assurance that there will be no negative impact on the Portfolios, however, the Advisor, Subadvisor and custodian have advised the Portfolios that they have been actively working on any necessary changes to their computer systems to prepare for the conversion, and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

Foreign Money Market Instruments
         The Money Market Portfolio may invest without limitation in money market instruments of banks, whether foreign or domestic, including obligations of US branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of US banks ("Eurodollar" instruments). All such instruments must be high-quality, US dollar-denominated obligations. Although these instruments are not subject to foreign currency risk since they are US dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of US issuers. See "Foreign Securities" above.

TRACKING THE INDEX - MANAGED INDEX PORTFOLIO
         The Subadvisor expects a tracking error over time of no more than 2.5%, although there can be no guarantee such results will be achieved. The process used by the Portfolio to attempt to track the Index within this limit relies on assessing the difference between the Portfolio's exposure to factors which influence returns and the Index's exposure to those same factors. The combined variability of these factors and the correlation between factors are used to estimate the risk in the Portfolio. The extent to which the total risk characteristics of the Portfolio vary from that of the Index is active risk or tracking error.
         The Portfolio's ability to track the index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. By regressing Portfolio returns against Index returns, the Advisor can calculate the goodness of fit, as measured by the Coefficient of Determination or R -squared. Values in excess of 90% indicate a very high degree of correlation between the Portfolio and the Index. The Portfolio will also be monitored to ensure those general characteristics, such as sector exposures, capitalization and valuation criteria, are relatively consistent over time.
         Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance. Where variations are deemed to be systematic or associated with a particular feature of the investment process, the constraints on the Portfolio associated with that factor may be adjusted to ensure a higher degree of correlation to the Index.

TEMPORARY DEFENSIVE POSITIONS
         For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, US government and agency obligations, certificates of deposit, banker's acceptances, time deposits commercial paper, short-term corporate debt securities, and repurchase agreements.

Repurchase Agreements
         The Fund may purchase debt securities subject to repurchase agreements, which are arrangements under which the Fund buys a security, and the seller simultaneously agrees to repurchase the security at a specified time and price reflecting a market rate of interest. The Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the Fund's Board of Trustees. In addition, the Fund will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements
         The Fund may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Fund intends to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Fund invests the proceeds is expected to exceed the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Fund does not intend to borrow for leverage purposes. The Portfolios will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.
         During the time a reverse repurchase agreement is outstanding, the Fund will maintain in a segregated custodial account an amount of cash, US Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.
         The Fund's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreements, the Fund may have been better off had it not entered into the agreement. However, the Fund will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Trustees. In addition, the Fund bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Fund to post additional collateral.

Non-Investment Grade Debt Securities
         Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds." These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix for a description of the ratings.) These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.
         The quality limitation set forth in the Fund's investment policy is determined immediately after the Fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy.
         When purchasing non-investment grade debt securities, rated or unrated, the Advisors prepare their own careful credit analysis to attempt to identify those issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

DERIVATIVES
         The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Fund can use these practices either as substitution or as protection against an adverse move in the Fund to adjust the risk and return characteristics of the Fund. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts (NOT APPLICABLE TO MONEY MARKET)
         The Portfolios may, in pursuit of their respective investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the Fund's social criteria, and employ a variety of other investment techniques. Specifically, these Portfolios may also engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.
         These Portfolios may engage in such transactions only to hedge the existing positions in the respective Portfolios (or for Managed Index, for liquidity or to hedge cash exposure). They will not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
         These Portfolios may write "covered options" on securities in standard contracts traded on national securities exchanges. These Portfolios may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. These Portfolios may purchase put and call options, in standard contracts traded on national securities exchanges, on securities of issuers which meet the Fund's social criteria. These Portfolios will purchase such options only to hedge against changes in the value of securities the Portfolios hold and not for the purposes of speculation or leverage. By buying a put, a Portfolio has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.
         These Portfolios may purchase call options on securities which they may intend to purchase and which meet the Fund's social criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Portfolios intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. These Portfolios may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. This means that, in the case of call options, so long as a Portfolio is obligated as the writer of a call option, that Portfolio will own the underlying security subject to the option and, in the case of put options, that Portfolio will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.
         When a Portfolio writes a covered call option, the Portfolio gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Portfolio receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Portfolio and thus reduce declines in the net asset value per share of the Portfolio if securities covered by such options decline in value. Exercise of a call option by the purchaser however will cause the Portfolio to forego future appreciation of the securities covered by the option.
         When a Portfolio writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Portfolio remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Portfolio may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.
         These Portfolios may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund and the affected Portfolio. The Portfolio's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the portfolio has not entered into a closing purchase transaction.
         Risks Related to Options Transactions. The Portfolios can close out their respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although these Portfolios intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Portfolios from closing an options position, which could impair the Portfolios' ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Portfolio may be required to hold the securities underlying the option until the option expires or is exercised.

Futures Transactions. These Portfolios may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Portfolios. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on US Government obligations.
         A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Portfolio deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Portfolio being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.
         These Portfolios may only invest in futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying a futures contract may not necessarily meet the Fund's social criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.
         Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Portfolios are eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Portfolios may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts. These Portfolios may purchase and write put or call options and sell call options on futures contracts in which a Portfolio could otherwise invest and which are traded on a US exchange or board of trade. The Portfolios may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Portfolio has already sold a corresponding call option.
         The  Portfolios  may only invest in options on futures  contracts  to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Fund's social criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.
         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract-a long position if the option is a call and a short position if the option is a put-at a specified exercise price at any time during the period of the option. The Portfolios will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Portfolios will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolios against the risk of declining prices. These Portfolios may purchase put options and sell put options on futures contracts that are already owned by that Portfolio. The Portfolios will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolios against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. These Portfolios may only buy call options to close an existing position where the Portfolio has already sold a corresponding call option, or for a cash hedge. The Portfolios will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Portfolios will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's securities holdings.

Risks of Options and Futures Contracts. If one of these Portfolios has sold futures or takes options positions to hedge its portfolio against decline in the market and the market later advances, the Portfolio may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Portfolio has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this were to occur, the Portfolio might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities. However, although this might occur for a brief period or to a slight degree, the value of a diversified portfolio will tend to move in the direction of the market generally.
         The Portfolios can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Portfolios intend to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Portfolios from closing a futures position, which could require a Portfolio to make daily cash payments with respect to its position in the event of adverse price movements.
         Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Portfolios' ability to close out their options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Portfolios seek to close their positions. There can be no assurance that such a market will develop or exist. Therefore, the Portfolios might be required to exercise the options to realize any profit.

LENDING PORTFOLIO SECURITIES
         The Portfolios may lend its securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents such as US Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Portfolios must be able to terminate such loans upon notice at any time. The Portfolios will exercise their right to terminate a securities loan in order to preserve their right to vote upon matters of importance affecting holders of the securities.
         The advantage of such loans is that the Portfolios continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Portfolios' investment objective, policies and restrictions.
         Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Portfolios will make loans of their securities only to those firms the Advisor or Subadvisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Portfolio. The Portfolio will recognize any gain or loss in the market value of the securities during the loan period. The Portfolio may pay reasonable custodial fees in connection with the loan.

------------------------------------------------------------------------------
                           INVESTMENT RESTRICTIONS
------------------------------------------------------------------------------

Fundamental Investment Restrictions
         Each Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio.

         (1)  CSIF  Money  market,  Balanced,   Equity,  and  Managed
         Index: Each Portfolio may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.
         (2) CSIF Bond: CSIF Bond Portfolio may not make any investment inconsistent with its classification as a nondiversified investment company under the 1940 Act.
         (3) No Portfolio may concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the US Government or its agencies or instrumentalities and repurchase agreements secured thereby), or, for CSIF Money Market, domestic bank money market instruments.
         (4) No Portfolio may issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of a Portfolio's total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the affected Portfolio may pledge, mortgage or hypothecate its assets.
         (4) No Portfolio may underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with a Portfolio's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.
         (5) No Portfolio may invest directly in commodities or real estate, although a Portfolio may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.
         (6) No Portfolio may make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with a Portfolio's investment objective, policies and restrictions, shall not constitute the making of a loan.

Nonfundamental Investment Restrictions
         The Board of Trustees has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

Money Market Portfolio may not:
         (1)  Purchase the  obligations  of foreign  issuers  (except
         foreign  money  market   instruments   that  are  US  dollar
         denominated).
         (2)  Purchase  illiquid  securities  if more than 10% of the value of the  Portfolio's  net assets  would be  invested in such securities.
         (3)  Make  short  sales  of   securities   or  purchase  any
         securities on margin.
         (4) Write, purchase or sell puts, calls or combinations thereof.
         (5) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of its total assets. CSIF Money Market does not intend to make any purchases of securities if borrowing exceeds 5% of its total assets.

Balanced, Equity, and Bond Portfolios may not:
         (1) Purchase  the  obligations  of foreign  issuers if, as a result,  such  securities  would  exceed 25% of the value of the Portfolio's assets.
         (2)  Purchase  illiquid  securities  if more than 15% of the value of that  Portfolio's  net assets  would be invested in such securities.
         (3)  Make  short  sales  of   securities   or  purchase  any
         securities  on margin  except as  provided  with  respect to
         options,   futures   contracts,   and   options  on  futures
         contracts.
         (4) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Portfolio's net assets.
         (5) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of a Portfolio's total assets. No Portfolio intends to make any purchases of securities if borrowing exceeds 5% of its total assets.
         (6) Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, would exceed 5% of the Portfolio's total assets.

Index Portfolio may not:
         (1) Purchase the obligations of foreign issuers.
         (2) Purchase illiquid securities if more than 15% of the value of the Portfolio's net assets would be invested in such securities.
         (3) Purchase debt securities (other than money market instruments).
         (4) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Portfolio's net assets.
         (5)  Make  short  sales  of   securities   or  purchase  any
         securities  on margin  except as  provided  with  respect to
         options,   futures   contracts   and   options   on  futures
         contracts.
         (6) Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, would exceed 5% of the Portfolio's total assets.
         (7) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Portfolio's total assets. The Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of its total assets.

         Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

------------------------------------------------------------------------------
                         INVESTMENT SELECTION PROCESS
------------------------------------------------------------------------------

         Investments in the Fund are selected on the basis of their ability to contribute to the dual objective of the Fund, (i.e., those that satisfy the Fund's investment and social criteria). The Fund has developed a number of techniques for evaluating the performance of issuers in each of these areas. The primary sources of information are reports published by the issuers themselves, the reports of public agencies, and the reports of groups which monitor performance in particular areas. These sources of information are sometimes augmented with direct interviews or written questionnaires addressed to the issuers. It should be recognized, however, that there are few generally accepted measures by which achievement in these areas can be readily distinguished; therefore, the development of suitable measurement techniques is largely within the discretion and judgment of the Advisors of the Fund.
         Candidates for inclusion in any particular class of assets are then examined according to the social criteria. Issuers are classified into three categories of suitability under the social criteria. In the first category are those issuers, which exhibit unusual positive accomplishment with respect to some of the criteria and do not fail to meet minimum standards with respect to the remaining criteria. To the greatest extent possible, investment selections are made from this group. In the second category are those issuers, which meet minimum standards with respect to all the criteria but do not exhibit outstanding accomplishment with respect to any criterion. This category includes issuers which may lack an affirmative record of accomplishment in these areas but which are not known by Advisors to violate any of the social criteria. The third category under the social criteria consists of issuers who flagrantly violate, or have violated, one or more of those values, for example, a company, which repeatedly engages in unfair labor practices. The Fund will not knowingly purchase the securities of issuers in this third category.
         It should be noted that the Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies. The Advisors of the Fund, however, believe that within the first and second categories there are sufficient investment opportunities to permit full investment among issuers, which satisfy the Fund's social investment objective.
         To the greatest extent possible, the Advisors apply the same social criteria to the purchase of non-equity securities as it applies to equity investments. With respect to government securities, the Money Market Portfolio invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the Federal Government whose purposes further or are compatible with the Fund's social criteria, such as obligations of the Bank for Cooperatives and the Student Loan Marketing Association, rather than general obligations of the Federal Government, such as Treasury securities. Bank certificates of deposit, commercial paper, repurchase agreements, and corporate bonds are judged in the same way as a prospective purchase of the bank's or issuing company's common stock. The Fund may invest, however, in certificates of deposit of banks and savings and loan associations in which the Fund would not otherwise invest because such institutions have assets of $1 billion or less, but generally only to the extent all such investments are fully insured as to principal by the Federal Deposit Insurance Corporation.
         Obligations issued by the US Treasury, such as US Treasury bills, notes and bonds, are supported by the full faith and credit of the US Government. Certain obligations issued or guaranteed by an US Government agency or instrumentality are supported by the full faith and credit of the US Government. These include obligations issued by the Export-Import Bank, Farmers Home Administration, Government National Mortgage Association, Postal Service, Merchant Marine, and Washington Metropolitan Area Transit
Authority. The Fund may also invest in other US Government agency or instrumentality obligations, which are supported only by the credit of the agency or instrumentality and may be further supported by the right of the issuer to borrow from the US Treasury. Such obligations include securities issued by the Bank for Cooperatives, Federal Intermediate Credit Bank,
Federal Land Bank, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

------------------------------------------------------------------------------
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

         The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. If for any reason the Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.
         Distributions of realized net capital gains, if any, are normally paid once a year; however, the Fund does not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of September 30, 1998, for the Money Market Portfolio was $29,000, Managed Growth Portfolio was $0, Bond Portfolio was $0, Equity Portfolio was $0, and Managed Index Portfolio was $0.
         Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.
         The Fund is required to withhold 31% of any reportable dividends and long-term capital gain distributions paid and 31% of each reportable redemption transaction occurring in the Balanced, Equity, Bond, and Managed Index Portfolios if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
         In addition, the Fund is required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Fund (not applicable to Money Market Portfolio): (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and
(c) the Fund's identifying CUSIP number.
         Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the US, a State, the District of Columbia, a US possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; US registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.
         Many states do not tax the portion of the Fund's dividends which is derived from interest on US Government obligations. State law varies considerably concerning the tax status of dividends derived from US Government obligations. Accordingly, shareholders should consult their tax advisors about the tax status of dividends and distributions from the Fund in their respective jurisdictions.
         Dividends paid by the Fund may be eligible for the dividends received deduction available to corporate taxpayers. Information concerning the tax status of dividends and distributions and the amount of dividends withheld, if any, is mailed annually to Fund shareholders.
         Investors should note that they may be required to exclude the initial sales charge, if any, paid on the purchase of Fund shares from the tax basis of those shares if the shares are exchanged for shares of another Calvert Group Fund within 90 days of purchase. This requirement applies only to the extent that the payment of the original sales charge on the shares of the Fund causes a reduction in the sales charge otherwise payable on the shares of the Calvert Group Fund acquired in the exchange, and investors may treat sales charges excluded from the basis of the original shares as incurred to acquire the new shares.

------------------------------------------------------------------------------
                               NET ASSET VALUE
------------------------------------------------------------------------------

         Shares of the Money Market Portfolio are issued and redeemed at the net asset value per share of the Portfolio. The public offering price of the shares of the Balanced, Equity, Bond, and Managed Index Portfolios is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). Shares of the other Portfolios are redeemed at their respective net asset values per share, less any applicable contingent deferred sales charge ("CDSC"). The Money Market Portfolio attempts to maintain a constant net asset value of $1.00 per share; the net asset values of the other Portfolios fluctuate based on the respective market value of the Portfolios' investments. The net asset value per share of each of the Portfolios is determined every business day as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) and at such other times as may be necessary or appropriate. The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Portfolio's net asset value per share is determined by dividing the total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class.
         The assets of the Balanced, Equity, Bond and Managed Index Portfolios are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium, unless the Board of Trustees determines such method not to be appropriate under the circumstances; and (c) all other securities and assets for which market quotations are not readily available will be fairly valued by the Advisor in good faith under the supervision of the Board of Trustees.
         The Money Market Portfolio's assets, including securities subject to repurchase agreements, are normally valued at their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Net Asset Value and Offering Price Per Share, as of 9/30/98

CSIF Money Market Portfolio
         ($172,738,893/172,700,524 shares)                    $1.00

CSIF Balanced Portfolio
         Net asset value per share
         ($673,906,995/20,768,354 shares)                     $32.45
         Maximum sales charge, Class A
         (4.75% of offering price)                             1.54
         Offering price per share, Class A                    $33.99

         Class B net asset value and offering price per share
         ($2,540,141/78,440 shares)                  $32.38

         Class C net asset value and offering price per share
         ($11,482,726/358,253 shares)                         $32.05

CSIF Bond Portfolio
         Net asset value per share
         ($65,806,586/3,897,466 shares)                       $16.88
         Maximum sales charge
         (3.75% of offering price)                              .63
         Offering price per share                             $17.51

         Class B net asset value and offering price per share
         ($556,972/33,081 shares)                             $16.84

         Class C net asset value and offering price per share
         ($399,075/23,697 shares)                             $16.84

CSIF Equity Portfolio
         Net asset value per share
         ($128,683,076/6,319,836 shares)                      $20.36
         Maximum sales charge, Class A
         (4.75% of offering price)                              .97
         Offering price per share, Class A                    $21.33

         Class B net asset value and offering price per share
         ($1,670,337/82,447 shares)                           $20.26

         Class C net asset value and offering price per share
         ($5,981,089/314,868 shares)                          $19.00

CSIF Managed Index Portfolio
         Net asset value per share
         ($4,400,710/324,918 shares)                          $13.54
         Maximum sales charge, Class A
         (4.75% of offering price)                              .64
         Offering price per share, Class A                    $14.18

         Class B net asset value and offering price per share
         ($974,587/72,272 shares)                             $13.48

         Class C net asset value and offering price per share
         ($397,066/29,363 shares)                             $13.52

         Class I net asset value and offering price per share
         ($14,896,813/1,100,007 shares)                       $13.54

------------------------------------------------------------------------------
                    CALCULATION OF YIELD AND TOTAL RETURN
------------------------------------------------------------------------------

Money Market Portfolio: Yield
         From time to time, the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the actual income generated by an investment in the Portfolio over a particular base period of time. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and
(2) unrealized appreciation and depreciation. The Money Market Portfolio's "effective yield" for a seven-day period is its annualized compounded yield during the period, calculated according to the following formula:

              Effective yield = (base period return + 1)365/7 -1

         The "effective yield" is calculated like yield, but assumes reinvestment of earned income. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended September 30, 1998, the Money Market Portfolio's yield was 4.78% and its effective yield was 4.90%.

Bond Portfolio: Yield
         The Bond Portfolio may also advertise its yield from time to time. Yield is calculated separately for each Class of the Portfolio. Yield quotations are historical and are not intended to indicate future performance. Yield quotations for the Bond Portfolio refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period, less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semiannual, basis. The Bond Portfolio's yield is computed according to the following formula:

                          Yield = 2 (a-b/cd+1)6 - 1

where a = dividends and interest earned during the period using the aggregate imputed yield-to maturity for each of the Portfolio's investments as noted above; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. Using this calculation, the Bond Portfolio's yield for the month ended September 30, 1998 was 5.56% for Class A shares, 4.33% for Class B shares, and 4.56% for Class C shares.
         The yield of both the Money Market and Bond Portfolios will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating a Portfolio's performance in meeting its investment objective.

Balanced, Equity, Bond, and Managed Index Portfolios: Total Return and Other Quotations
         The Balanced, Equity, Bond, and Managed Index Portfolios may each advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of a Portfolio's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note:
"Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" (or "w/o max load") as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.
         Total return is computed according to the following formula:

                               P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.
         Total return is historical in nature and is not intended to indicate future performance. All total return quotations reflect the deduction of the Portfolio's maximum sales charge, except quotations of "return without maximum load" (or "without CDSC") which do not deduct sales charge, and "actual return," which reflect deduction of the sales charge only for those periods when a sales charge was actually imposed. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages.
         Return for the Balanced, Bond, Equity, and Managed Index Portfolios' shares for the periods indicated are as follows:
------------------------------------------------------------------------------
Periods Ended                  Class A
September 30, 1998           Total Return
                     With/Without Maximum Load
------------------------------------------------------------------------------
Balanced Portfolio

One Year                 0.46%       5.50%
Five Years               8.99%       10.05%
Ten Years                9.63%       10.17%
From Inception           11.15%         N/A
(October 21, 1982, for Class A)

------------------------------------------------------------------------------
Periods Ended                  Class B
September 30, 1998           Total Return
                         With/Without CDSC
------------------------------------------------------------------------------
Balanced Portfolio

One Year                 N/A         N/A
Five Years               N/A         N/A
Ten Years                N/A         N/A
From Inception           -9.85%         -5.10%
(March 31, 1998, for Class B)

------------------------------------------------------------------------------
Periods Ended                  Class C
September 30, 1998           Total Return
                     With/Without CDSC
------------------------------------------------------------------------------
Balanced Portfolio

One Year                 3.35%       4.35%
Five Years               N/A         N/A
Ten Years                N/A         N/A
From Inception           9.70%          9.70%
(March 1, 1994, for Class C)

------------------------------------------------------------------------------
Bond Portfolio              Class A
One Year                    4.38%     8.46%
Five Years                  4.84%     5.65%
Ten Years                   8.07%     8.48%
From Inception                N/A       N/A
(August 24, 1987, for Class A)

------------------------------------------------------------------------------
Bond Portfolio             Class B
One Year                   N/A        N/A
Five Years                 N/A        N/A
Ten Years                  N/A        N/A
From Inception             -0.64%     3.36%
(March 31, 1998, for Class B)

------------------------------------------------------------------------------
Bond Portfolio             Class C
One Year                   N/A        N/A
Five Years                 N/A        N/A
Ten Years                  N/A        N/A
From Inception             0.42%      1.75%
(June 1, 1998, for Class C)

------------------------------------------------------------------------------
Equity Portfolio           Class A
One Year                  -19.78%       -15.70%
Five Years                  5.72%       6.76%
Ten Years                   7.73%       8.26%
From Inception                N/A       N/A
(August 24, 1987, for Class A)

------------------------------------------------------------------------------
Equity Portfolio           Class B
One Year                   N/A          N/A
Five Years                 N/A          N/A
Ten Years                  N/A          N/A
From Inception             -26.11%      -22.11
(March 31, 1998, for Class B)

------------------------------------------------------------------------------
Equity Portfolio           Class C
One Year                   N/A          -16.47
Five Years                 N/A          N/A
Ten Years                  N/A          N/A
From Inception             -17.30%      4.97%
(March 1, 1994, for Class C)

------------------------------------------------------------------------------
Managed Index Portfolio             Class A
One Year                            N/A          N/A
From Inception        -14.10%      -9.73         -14.63%
(August 15, 1998, for Class A)

------------------------------------------------------------------------------
Managed Index Portfolio             Class B
One Year                            N/A          N/A
From Inception                     -14.63%       -10.13%
(April 15, 1998, for Class B)

------------------------------------------------------------------------------
Managed Index Portfolio             Class C
One Year                            N/A          N/A
From Inception                     -7.82%        -6.89%
(June 1, 1998 for Class C)

         The Class A total return figures above and the Bond Portfolio yield figures above were calculated using the maximum sales charge in effect at that time. CAM assumed active management of the Bond Portfolio effective March, 1997, new sub-advisors assumed management of the Equity Portfolio effective September 1998, and new sub-advisors assumed management of the Balanced Portfolio effective July, 1995. Total return, like yield and net asset value per share, fluctuates in response to changes in market conditions. Neither total return nor yield for any particular time period should be considered an indication of future return.
         The Fund may advertise an internal rate of return ("IRR") on direct company holdings in its special equities program. This is a non-standardized performance calculation. See the explanation in the "Advertising" portion of this Statement, below. These direct company holdings represent only a very small portion of a Portfolio's assets, and the IRR on this part of the special equities program should not be confused with the yield and total return of any particular Portfolio.

------------------------------------------------------------------------------
                      PURCHASE AND REDEMPTION OF SHARES
------------------------------------------------------------------------------

         Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. No certificates will be issued for fractional shares of any Portfolio. A service fee of $10, plus any costs incurred by the Fund, will be charged investors whose purchase checks are returned for insufficient funds. See the prospectus for more details on purchases and redemptions.
         Shareholders in the Money Market Portfolio wishing to have drafts should complete the signature card enclosed with the Investment Application. Existing shareholders may arrange for draft writing by contacting the Fund for a signature card. Other documentation may be required from corporations, fiduciaries and institutional investors. This draft writing service will be subject to the customary rules and regulations governing checking accounts, and the Fund reserves the right to change or suspend the service. Generally, there is no charge to you for the maintenance of this service or for the clearance of drafts, but the Fund reserves the right to charge a service fee for drafts returned for insufficient or uncollected funds. As a service to shareholders, the Fund may automatically transfer the dollar amount necessary to cover drafts you have written on the Fund to your Fund account from any other of your identically registered accounts in Calvert money market funds or Calvert Insured Plus. The Fund may charge a fee for this service.
         When a payable through draft is presented for payment, a sufficient number of full and fractional shares from the shareholder's account to cover the amount of the draft will be redeemed at the net asset value next determined. If there are insufficient shares in the shareholder's account, the draft may be returned. This draft writing procedure for redemption enables shareholders to receive the daily dividends declared on the shares to be redeemed until such time as the draft is presented to the custodian bank for payment. Drafts presented to the bank for payment which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days may not be honored.
         Redemption proceeds are normally paid in cash. However, at the sole discretion of the Fund, the Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less, or as allowed by law.
         The right of redemption may be suspended or the date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, or if the Commission has ordered such a suspension for the protection of shareholders.

------------------------------------------------------------------------------
                                 ADVERTISING
------------------------------------------------------------------------------

         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes.
         Calvert Group is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, December 31, 1998). Calvert Group was also the first to offer a family of socially responsible mutual fund portfolios.
         The IRR includes direct investments in companies only (no funds, partnerships, or financial institutions). It is based on annual cash flows beginning with the first direct investment on December 18, 1992 to the date shown in the advertisement. Cash outflows include all disbursements to companies, including follow-ons. The IRR assumes full exercise of warrant positions in the year of calculation if not previously exercised. Cash inflows includes all receipts from acquisitions and earnouts. It also assumes positions are fully liquidated in the year of calculation. Public company holdings are liquidated at market price, including warrants; others are liquidated at carrying value whether marked up, down, or at cost. All but a small portion of these returns are unrealized. The IRR on direct company holdings in the special equities program of the Fund's Balanced Portfolio was 4.29% from December 18, 1992 through September 30, 1998. Past performance is no guarantee of future results.

------------------------------------------------------------------------------
                   TRUSTEES, OFFICERS, AND ADVISORY COUNCIL
------------------------------------------------------------------------------

         The Fund's Board of Trustees supervises the Fund's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the trustees.
         REBECCA ADAMSON, Trustee. Since 1983, Ms. Adamson has served as President of the national non-profit, First Nations Financial Project.
Founded  by  her  in  1980,   First  Nations  is  the  only  American   Indian
alternative  development  institute  in the  country.  She is on the  Board of
Directors  of  the  Calvert  Social  Investment   Foundation.   DOB:  9/10/47.
Address: First Nations Development Institute, 11917 Main Street, Fredericksburg, Virginia 22408.
         RICHARD L. BAIRD, JR., Trustee. Mr. Baird is Executive Vice President for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation that provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc., Calvert New World Fund, Inc. and Calvert World Values Fund, Inc. DOB: 5/9/48. Address: 211 Overlook Drive, Pittsburgh, Pennsylvania 15216.
         *JOHN G. GUFFEY, JR., Trustee. Executive Vice President and Trustee. Mr. Guffey is Executive Vice President of Calvert Social Investment Fund. He is on the Board of Directors of the Calvert Social Investment Foundation, organizing director of the Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is a director of the Community Bankers Mutual Fund of Denver, Colorado, a director of Ariel Funds, and the Treasurer and Director of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund, Inc.
        Mr. Guffey has been advised that the Securities and Exchange Commission ("SEC") has entered an order against him relating to his former service as a director of Community Bankers Mutual Fund, Inc. This fund is not connected with any Calvert Fund or the Calvert Group and ceased operations in September, 1994. Mr. Guffey consented to the entry of the order without admitting or denying the findings in the order. The order contains findings (1) that the Community Bankers Mutual Fund's prospectus and statement of additional information were materially false and misleading because they misstated or failed to state material facts concerning the pricing of fund shares and the percentage of illiquid securities in the fund's portfolio and that Mr. Guffey, as a member of the fund's board, should have known of these misstatements and therefore violated the Securities Act of 1933; (2) that the price of the fund's shares sold to the public was not based on the current net asset value of the shares, in violation of the Investment Company Act of 1940 (the "Investment Company Act"); and (3) that the board of the fund, including Mr. Guffey, violated the Investment Company Act by directing the filing of a materially false registration statement. The order directed Mr. Guffey to cease and desist from committing or causing future violations and to pay a civil penalty of $5,000. The SEC placed no restrictions on Mr. Guffey's continuing to serve as a Trustee or Director of mutual funds. DOB: 05/15/48. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815.
         JOY V. JONES, Esq., Trustee. Ms. Jones is an attorney and entertainment manager in New York City. Ms. Jones is also Chairman of the Board of Ultrafem, Inc. Trustee of Sarah Lawrence College, a member of the Association of Black Women Attorneys, Inc., and a Trustee of the Community Service Society of New York. DOB: 7/2/50. Address: 175 West 12th Street, New York, New York 10011.
         *BARBARA J. KRUMSIEK, Senior Vice President and Trustee. Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. She is a director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds, as well as Senior Vice President of Calvert Social Investment Fund. Ms. Krumsiek is on the Board of Directors of the Calvert Social Investment Foundation. Prior to joining Calvert Group, Ms. Krumsiek served as a Managing Director of Alliance Fund Distributors, Inc. DOB: 08/09/52.
         TERRENCE J. MOLLNER, Ed.D., Trustee. Dr. Mollner is Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership. He is also a director of Calvert World Values Fund, Inc. He served as a Trustee of the Cooperative Fund of New England, Inc., and is now a member of its Board of Advisors. In addition, Dr. Mollner is a founder and member of the Board of Trustees of the Foundation for Soviet-American Economic Cooperation and is on the Board of Directors of the Calvert Social Investment Foundation.
         On October 8, 1998, Mr. Mollner declared and filed for personal bankruptcy protection under Chapter 7 of the Federal Bankruptcy Code. The cause of Mr. Mollner's financial difficulties was losses sustained in trading in the options and futures market. DOB: 12/13/44. Address: 15 Edwards Square, Northampton, Massachusetts 01060.
         SYDNEY AMARA MORRIS, Trustee. Rev. Morris is Senior Minister of the Unitarian Church of Vancouver, Canada. She previously served as Minister of the Unitarian-Universalist Fellowship in Ames, Iowa. Rev. Morris is a graduate of the Harvard Divinity School. DOB: 9/7/49. Address: 1225 W. 26th Avenue, Vancouver, British Columbia, Canada V6H2A8.
         *CHARLES T. NASON, Trustee. Mr. Nason serves as Chairman, President and Chief Executive Officer of The Acacia Group, a Washington, D.C.-based financial services organization, including Acacia Mutual Life Insurance Company and Calvert Group, Ltd. He is a Director of Calvert Administrative Services Company, Inc., Calvert Asset Management Company, Inc., Calvert Shareholder Services, Inc., and The Advisor Group, Inc. DOB: 4/22/46.
Address: 7315 Wisconsin Avenue, Bethesda, Maryland 20814.
         *D. WAYNE SILBY, Esq., President and Trustee. Mr. Silby is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund, Inc. He is the President of Calvert Social Investment Fund. Mr. Silby is
Executive Chairman of Group Serve, Inc., an internet company focused on community building collaborative tools, and an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert Social Venture Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. He is also a Director of Acacia Mutual Life Insurance Company and Chairman of the Calvert Social Investment Foundation. DOB: 7/20/48. Address: 1715 18th Street, N.W., Washington, D.C. 20009.
         RENO J. MARTINI, Senior Vice President. Mr. Martini is Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr. Martini is also a director and President of Calvert-Sloan Advisers, L.L.C., and a director and officer of Calvert New World Fund. DOB: 1/13/50.
         RONALD M. WOLFSHEIMER, CPA, Treasurer. Mr. Wolfsheimer is Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and its subsidiaries and an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers, L.L.C., and a director of Calvert Distributors, Inc.
DOB: 7/24/52.
         WILLIAM M. TARTIKOFF, Esq., Vice President and Assistant Secretary. Mr. Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is also Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., a director of Calvert Distributors, Inc., and is an officer of Acacia National Life Insurance Company. DOB: 8/12/47.
         CATHERINE S. BARDSLEY, Esq., Secretary. Ms. Bardsley is counsel to Kirkpatrick & Lockhart, LLP, the Fund's legal counsel. DOB: 10/4/49.
Address: 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036.
         DANIEL K. HAYES, Vice President. Mr. Hayes is Vice President of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds, except for Calvert New World Fund, Inc. DOB: 9/9/50.
         SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender is Associate General Counsel of Calvert Group, and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB:
1/29/59.
         KATHERINE STONER, Esq., Assistant Secretary. Ms. Stoner is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB:
10/21/56.
         IVY WAFFORD DUKE, Esq., Assistant Secretary. Ms. Duke is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds and Secretary and provides counsel to the Calvert Social Investment Foundation. Prior to working at Calvert Group, Ms. Duke was an Associate in the Investment Management Group of the Business and Finance Department at Drinker Biddle & Reath. DOB: 09/07/68.

         The address of Trustee  and  Officers,  unless  otherwise  noted,  is
4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Trustees and officers of the Fund as a group own less than 1% of each Portfolio's outstanding shares. Trustees marked with an *, above, are "interested persons" of the Fund, under the Investment Company Act of 1940.
         Mr. Baird and Ms. Adamson serve as the Fund's representatives to the respective Audit Committees of the other investment companies in the Calvert Group of Funds; and Rev. Morris, Dr. Mollner, and Ms. Jones serve as the Fund's representatives to the respective Investment Policy Committees of the other investment companies in the Calvert Group of Funds. Ms. Adamson, Dr. Mollner, and Mr. Silby serve on the Fund's High Social Impact
Investments Committee which assists the Fund in identifying, evaluating and selecting investments in securities that offer a rate of return below the then-prevailing market rate and that present attractive opportunities for furthering the Fund's social criteria. Ms. Jones, Rev. Morris, and Messrs. Guffey and Silby serve on the Fund's Special Equities Committee which assists the Fund in identifying, evaluating, and selecting appropriate special equity investment opportunities for the Fund.
         The Advisory Council is a resource to the Fund's Board of Trustees regarding communications networks for the Fund and the application and refinement of the Fund's social criteria. The Advisory Council has no power, authority, or responsibility with respect to the management of the Fund or the conduct of the affairs of the Fund. Messrs. Silby, Guffey, Mollner and Baird, Ms. Adamson, Ms. Jones, Rev. Morris, and Ms. Krumsiek and Mr. Bynum of the Advisory Council, serve as directors of Calvert Social Investment Foundation, a non-profit organization formed to increase awareness and educate the general public about the benefits of socially conscious investing. The Foundation is not directly affiliated with Calvert Group.
         During fiscal 1998, trustees of the Fund not affiliated with the Fund's Advisor were paid $43,289 by the Money Market Portfolio, $179,492 by the Balanced Portfolio, $15,807 by the Bond Portfolio, $45,492 by the Equity Portfolio, and $943 by the Managed Index Portfolio. Trustees of the Fund not affiliated with the Advisor presently receive an annual fee of $20,500 for service as a member of the Board of Trustees of the Calvert Group of Funds, and a fee of $750 to $1500 for each regular Board or Committee meeting attended; such fees are allocated among the respective Portfolios based upon their relative net assets. Trustees who serve only the CSIF Board receive an annual fee of $15,430, plus $600 for each Board and Committee meeting attended.
         Trustees of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share.

                          Trustee Compensation Table

Fiscal Year 1998      Aggregate         Pension or        Total Compensation
                      Compensation      Retirement        from Benefits
(unaudited numbers)   from Registrant   Accrued as        Registrant and Fund
                      for Service       part of           Complex paid to
                      as Trustee        of Registrant     Trustee**
                                        Expenses*

Name of Trustee

Rebecca Adamson       $22,878          $5,317             $24,831
Richard L. Baird, Jr. $1,845           $0                 $35,800
John G. Guffey, Jr.   $11,252          $0                 $54,715
Joy V. Jones          $30,081          $0                 $30,081
Terrence J. Mollner   $34,020          $0                 $44,731
Sydney Amara Morris   $23,631          $12,000            $23,631
D. Wayne Silby        $20,375          $0                 $60,831

*Ms.  Adamson  and  Rev.  Morris  have  chosen  to  defer a  portion  of their compensation. As of September 30, 1998, total deferred compensation, including dividends and capital appreciation, was $48,868.45, and $11,410.96, for each trustee, respectively.
**As of September 30, 1998. The Fund Complex consists of nine (9) registered investment companies.

------------------------------------------------------------------------------
                              INVESTMENT ADVISOR
------------------------------------------------------------------------------

         The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. ("Acacia Mutual"). Effective January 1, 1999, Acacia merged with and became a subsidiary of Ameritas Acacia Mutual Holding Company. Under the Advisory Contract, the Advisor provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Trustees. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees/Directors who are employees of the Advisor or its affiliates. The Fund pays all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; salaries, fees and expenses of trustees, executive officers and employees of the Fund, and Advisory Council members, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
         Under a new advisory agreement approved by shareholders in early 1999, the Advisor receives an annual fee, payable monthly, of 0.425% of the first $500 million of the Balanced Portfolio's average daily net assets, 0.35% of the next $500 million of such assets, and 0.325% of all assets above $1 billion; 0.35% of the Bond Portfolio's average daily net assets; 0.50% of the Equity Portfolio's average daily net assets; 0.30% of the Money Market Portfolio's average daily net assets and 0.60% of the Managed Index Portfolio's average daily net assets.*
         The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse the Fund for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services.
         The Advisor may, but is not required to waive current payment of its fees, or to reimburse expenses of the Fund. The Advisor has agreed to reimburse the Money Market, Balanced, and Bond Portfolios for their respective operating expenses (excluding brokerage, taxes, interest, Distribution Plan expenses and extraordinary items, and, with respect to the Balanced Portfolio, performance fees earned) exceeding, on a pro rata basis, 1.5% of the first $30 million of the respective Portfolio's average daily net assets, and 1% of such assets in excess of $30 million.
         Any fees the current payment of which is waived by the Advisor and any expenses paid on behalf of or reimbursed to the Managed Index Portfolio by the Advisor through February 29, 2000, may be recaptured by the Advisor from the Portfolio during the two years beginning March 1, 2000, and ending February 28, 2002. Such recapture shall only be made to the extent that it does not result in the Portfolio's Class A aggregate expenses exceeding on an annual basis 2.00% of Class A average daily net assets, and 3.25%, 3.25%, and 1.25%, respectively, for Class B, Class C and Class I. The Advisor may voluntarily make additional fee waivers or expense reimbursements with respect to the Portfolio from March 1, 2000 through February 28, 2002, ("Additional Period"); provided, however, that (a) any fees the current payment of which is waived by the Advisor and any expenses paid on behalf of or reimbursed to the Portfolio by the Advisor during the Additional Period may be recaptured by the Advisor from the Portfolio during the two years beginning on March 1, 2002 and ending February 29, 2004 and (b) such recapture shall only be made to the extent that it does not result in the Portfolio's Class A aggregate expenses exceeding on an annual basis 2.00% of Class A average daily net assets, and 3.25%, 3.25% and 1.25%, respectively, for Class B, Class C and Class I.

Subadvisors

         Brown Capital Management, Inc. is controlled by Eddie C. Brown. It receives a subadvisory fee, paid by the Advisor, of 0.25% of net assets.

         NCM Capital Management Group, Inc. is a subsidiary of the North Carolina Mutual Life Insurance Company. It receives a subadvisory fee, paid by the Advisor, of 0.25% of net assets.

         Atlanta Capital Management Company is owned and operated by six partners. For its services to CSIF Equity, it receives a subadvisory fee, paid by the Advisor, of 0.30% of the assets it manages for CSIF Equity.

         State Street Global Advisors is a division of State Street Bank and Trust. It receives a subadvisor fee paid by the Advisor, of 0.35% of the Portfolio's first $100 million of average net assets and 0.25% of any such assets over $100 million, subject to a minimum annual fee of $150,000.

         The Fund has received an exemptive order to permit the Fund and the Advisor to enter into and materially amend the Investment Subadvisory Agreement without shareholder approval. The order is currently applicable to the Equity and Managed Index Portfolio. Authorization for the Advisor to act on the order with respect to the other Portfolios is currently pending shareholder approval. If approved, then within 90 days of the hiring of any Subadvisor or the implementation of any proposed material change in the Investment Subadvisory Agreement, the Portfolio will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Portfolio. The Portfolio will meet this condition by providing  shareholders,  within 90 days of the  hiring of the  Subadvisor  or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.
         The advisory fees paid to the Advisor by the Money Market Portfolio for the fiscal years ended September 30, 1996, 1997, and 1998 were $809,573, $829,686, and $846,146, respectively. The advisory fees paid to the Advisor by the Balanced Portfolio for the same years were $4,054,218, $3,739,407, and $4,374,411, respectively. The advisory fees paid to the Advisor for these years by the Bond Portfolio were $421,016, $363,612, and $345,357; by the Equity Portfolio $496,208, $683,046, and $889,599; and by the Managed Index Portfolio $54,079 (date of inception April 15, 1998).
         Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) as follows:

                           Class A, B, and C       Class I
     Balanced              0.275%                  0.125%
     Bond                  0.30%                   0.10%
     Equity                0.20%                   0.10%
     Managed Index         0.15%                   0.10%
     Money Market          0.20%                   N/A

         From its inception through September 30, 1998, Managed Index Portfolio paid $9,840 to CASC in administrative fees. The other Portfolios will begin to pay CASC an administrative service fee in 1999. For those Portfolios with multiple classes, investment advisory fees are allocated as a Portfolio-level expense based on net assets. Administrative service fees are allocated as a class-level expense, again based on net assets.

------------------------------------------------------------------------------
                            METHOD OF DISTRIBUTION
------------------------------------------------------------------------------

         Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Fund. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.
         Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans (the "Plans") which permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.35% of the Balanced, Equity and Bond Portfolios' respective average daily net assets and 0.25% of the Money Market and Managed Index Portfolios' average daily net assets. However, the Fund's Board of Trustees has determined that, until further action by the Board, no Portfolio shall pay Class A distribution expenses in excess of 0.25% of its average daily net assets; and further, that Class A distribution expenses only be charged on the average daily net assets of the Balanced Portfolio in excess of $30,000,000.
         Expenses under the Fund's Class B and Class C Plans may not exceed, on an annual basis, 1.00% of the Balanced, Bond, Equity and Managed Index Portfolios' Class B and Class C average daily net assets, respectively. Class A Distribution Plans reimburse CDI only for expenses it incurs, while the Class B and C Distribution Plans compensate CDI at a set rate regardless of CDI's expenses.
         The  Fund's   Distribution  Plans  were  approved  by  the  Board  of
Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees who are not interested persons of the Fund is committed to the discretion of such disinterested Trustees. In establishing the Plans, the Trustees considered various factors including the amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.
         The Plans may be terminated by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class or Portfolio of the Fund. If the Fund should ever switch to a new principal underwriter without terminating the Class B Plan, the fee would be prorated between CDI and the new principal underwriter. Any change in the Plans that would materially increase the distribution cost to a
Portfolio requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees, including a majority of the non-interested Trustees as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Trustees.
         Apart from the Plans, the Advisor and CDI, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Fund.
         CDI, makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive, pursuant to the Distribution Plans, a distribution fee and a service fee from the Fund based on the average daily net assets of each Portfolio's respective Classes. These fees are paid pursuant to the Fund's Distribution Plan. The Distribution Plan Expenses (includes both distribution fees and services fees) paid by each fund (all classes) to CDI for the fiscal year ended September 30, 1998, is as follows:

                                    Distribution Plan Expenses
         Money Market               $0
         Balanced                   $1,765,329
         Bond                       $127,076
         Equity                     $425,952
         Managed Index              $6,150

         Of the distribution expenses paid by Class A Shares of the Balanced, Bond, Equity, and Managed Index Portfolios in fiscal year 1998, $966,729, $123,575, $324,734, and $2,476, respectively, was used to compensate dealers for their share distribution promotional services. $686,974, $1,549, $25,536, and $984 was used for the printing and mailing of prospectuses and sales materials to investors (other than current shareholders), and the remainder partially financed advertising.

CSIF Balanced, Equity, and Managed Index Portfolios
Class A shares are offered at net asset value plus a front-end sales charge as follows:


                                    As a % of    As a % of    Allowed to
Amount of                           offering     net amount   Brokers as a %
Investment                          price        invested     of offering
                                                              price
Less than $50,000                   4.75%        4.99%        4.00%
$50,000 but less than $100,000      3.75%        3.90%        3.00%
$100,000 but less than $250,000     2.75%        2.83%        2.25%
$250,000 but less than $500,000     1.75%        1.78%        1.25%
$500,000 but less than $1,000,000   1.00%        1.01%        0.80%
$1,000,000 and over                 0.00%        0.00%        0.00%

CSIF Bond Portfolio
Class A Shares are offered at net asset value plus a front-end sales charge as follows:

                                    As a % of    As a % of    Allowed to
Amount of                           offering     net amount   Brokers as a %
Investment                          price        invested     of offering
                                                              price
Less than $50,000                   3.75%        3.90%        3.00%
$50,000 but less than $100,000      3.00%        3.09%        2.25%
$100,000 but less than $250,000     2.25%        2.30%        1.75%
$250,000 but less than $500,000     1.75%        1.78%        1.25%
$500,000 but less than $1,000,000   1.00%        1.01%        0.80%
$1,000,000 and over                 0.00%        0.00%        0.00%

         CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and for Class A only, the net amount retained by CDI (i.e., not reallowed to dealers) for the last 3 fiscal years are:

Fiscal Years        1996
Class A             Gross/Net
Balanced            $1,177,181      $405,789
Bond                $161,888        $56,699
Equity              $365,789        $129,525
Managed Index       $0              $0

Fiscal Years        1997
Class A             Gross/Net
Balanced            $934,782        $331,679
Bond                $136,085        $53,362
Equity              $557,333        $211,952
Managed Index       $0                    $0

Fiscal Years        1998
Class A             Gross/Net
Balanced            $969,119        $356,525
Bond                $138,075        $54,024
Equity              $585,617        $216,176
Managed Index       $32,049         $4,026

Fiscal Year                1996             1997              1998
Class B
Balanced                   NA               NA                $309
Bond                       NA               NA                $0
Equity                     NA               NA                $1,517
Managed Index              NA               NA                $164

Fiscal Year                1996             1997              1998
Class C
Balanced                   NA               NA                $36
Bond                       NA               NA                $0
Equity                     NA               NA                $13
Managed Index              NA               NA                $0

         Fund Trustees and certain other affiliated persons of the Fund are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Fund. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See Exhibit A to the Prospectus.

------------------------------------------------------------------------------
                  TRANSFER AND SHAREHOLDER SERVICING AGENTS
------------------------------------------------------------------------------

         National Financial Data Services, Inc. ("NFDS"), a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
         Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd., and Acacia Mutual, has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts. Calvert Shareholder Services, Inc. was the sole transfer agent prior to January 1, 1998.
         For these services, NFDS and Calvert Shareholder Services, Inc. receive a fee based on the number of shareholder accounts and transactions.

------------------------------------------------------------------------------
                            PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

         Portfolio   transactions   are  undertaken  on  the  basis  of  their
desirability from an investment standpoint. The Fund's Advisor and Subadvisors make investment decisions and the choice of brokers and dealers under the direction and supervision of the Fund's Board of Trustees.
         Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, etc.
         For the last three fiscal years, total brokerage commissions paid are as follows:
                             1996           1997          1998
         Balanced            $693,085       $547,048      $542,108
         Equity              $352,527       $329,488      $487,723
         Bond                $0             $0            $0
         Managed Index       $0             $0            $9,405
         The Fund did not pay any brokerage commissions to affiliated persons during the last three fiscal years.
         While the Fund's Advisor and Subadvisor(s) select brokers primarily on the basis of best execution, in some cases they may direct transactions to brokers based on the quality and amount of the research and research-related services which the brokers provide to them. These services are of the type described in Section 28(e) of the Securities Exchange Act of 1934 and may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisor(s) of the Fund. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.
         If, in the judgment of the Advisor or Subadvisor(s), the Fund or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy;
providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. It is the policy of the Advisor that such research services will be used for the benefit of the Fund as well as other Calvert Group funds and managed accounts.

         For the fiscal year ended September 30, 1998, the Fund, through its Advisor and/or Subadvisors, directed brokerage for research services in the following amounts:
                                                            Related
         Portfolio             Amount of Transactions       Commissions

         Balanced              $484,312,613                 $542,108
         Equity                $313,651,712                 $487,723
         Bond                  $0                           $0
         Managed Index         $0                           $0

         The Portfolio turnover rates for the last two fiscal years are as follows:
                               1997              1998
         Balanced              215%              185%
         Equity                93%               110%
         Bond                  319%              620%
         Managed Index         N/A               N/A

         The turnover of the Bond Portfolio increased significantly from fiscal year 1997 to 1998. This increase was due to the implementation of the Advisor's more active trading strategy.

------------------------------------------------------------------------------
                    INDEPENDENT ACCOUNTANTS AND CUSTODIANS
------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP has been selected by the Board of Trustees to serve as independent accountants for fiscal year 1999. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. First National Bank of Maryland, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund's Portfolios.

------------------------------------------------------------------------------
             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
------------------------------------------------------------------------------

         As of January 19, 1999, the following shareholders owned of record 5% or more of the class of the Fund shown:

         Name and Address                      % of Ownership

Money Market Portfolio
         United Mine Workers of America        5.46%
         Washington, D.C.

         Fleet National Bank                   5.13%
         Rochester, New York

Bond Portfolio
         Prudential Securities                 5.11%, Class B
         FBO F. Caplan Trust
         Amherst, Massachusetts

         Prudential Securities                 6.01%, Class B
         FBO P. Lichterman
         Madison, Wisconsin

         Beverly Williams Trust                7.62%, Class C
         Chesterfield, Missouri

         NFSC FEBO W. Wilkie                   8.04%, Class C
         Honolulu, Hawaii

Managed Index Portfolio
         Robert Thompson                       6.63%, Class B
         Seattle, Washington

         General Teamsters Local #174          24.22%, Class C
         Seattle, Washington

         Resources Trust IRA                   11.86%, Class C
         FBO M. Akiyama-Worley
         Denver, Colorado

         Acacia Retirement Plan                100%, Class I
         Bethesda, Maryland

------------------------------------------------------------------------------
                             GENERAL INFORMATION
------------------------------------------------------------------------------

         CSIF is an open-end diversified management investment company, organized as a Massachusetts business trust on December 14, 1981. Prior to December 1, 1998, the Balanced Portfolio was named the Managed Growth Portfolio. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
         Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Balanced, Equity, and Managed Index Portfolios each offer four separate classes of shares: Class A, Class B, Class C and Class I. The Bond Portfolio offers Class A, Class B and Class C. Each class represents interests in the same portfolio of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, which differences will result in differing net asset values and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
         The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

------------------------------------------------------------------------------
                                   APPENDIX
------------------------------------------------------------------------------

CORPORATE BOND AND COMMERCIAL PAPER RATINGS
Corporate Bonds:
Description  of  Moody's  Investors  Service  Inc.'s/Standard  &  Poor's  bond ratings:
         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. The higher the degree of speculation, the lower the rating. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.
         C/C: This rating is only for income bonds on which no interest is being paid.
         D: Debt in default; payment of interest and/or principal is in arrears.

Commercial Paper Ratings:
         MOODY'S INVESTORS SERVICE, INC.:
         The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2, or 3, depending on the relative strengths of these factors.
         STANDARD & POOR'S CORPORATION:
         Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote the relative strength within this highest classification.

                               LETTER OF INTENT


Date

Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, MD 20814

Ladies and Gentlemen:

         By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

         I intend to invest in the shares of:_____________________ (Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety
(90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

         __ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

         If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.



Dealer


Name of Investor(s)


Authorized Signer


Address



Date


Signature of Investor(s)


Date


Signature of Investor(s)


INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

SHAREHOLDER SERVICE
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
National Financial Data Services, Inc.
1004 Baltimore
6th Floor
Kansas City, Missouri 64105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers
250 West Pratt Street
Baltimore, Maryland 21201